Exhibit  23.1          Consent  of  Malone  and  Bailey,  PLLC



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 12, 2000 included in the Hyperdynamics Corporation Form 10-KSB for the year ended June 30, 2000.

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/s/  Malone  and  Bailey,  PLLC
Houston,  Texas
September  14,  2001